EXHIBIT 10.3

                          [Slaughter & May Letterhead]

Orrick, Herrington & Sutcliffe,
Old Federal Reserve Bank Building,
400 Sansome Street,
San Francisco, California 94111.                              15th July, 1990.

For the attention of Mr. Timothy B. Parker
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Dear Sirs,

BAILARD, BIEHL & KAISER INTERNATIONAL GROUP FUND, INC.
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We hereby consent to the use of our name in  post-effective  amendment No. 14 to the Form N-1A Registration Statement (No. 2-63270) and the related prospectus and the Statement of Additional Information of the Bailard, Biehl B Kaiser International Equity Fund series under the caption "Tax Aspects" and to the filing of this consent as an exhibit to post-effective Amendment No. 14.

Yours faithfully,

/s/ Slaughter & May